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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                     0-16002               95-3768341
          (State or Other                (Commission           (IRS Employer
    Jurisdiction of Incorporation)       File Number)        Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)



                                 (858) 457-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement.

     On February 6, 2006, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into an amendment effective as of January 31, 2006 (the "Amendment") to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement") by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo"), as amended by that certain Amendment Number One dated October 8, 2004 ("Amendment No. 1"), that certain Amendment Number Two dated February 28, 2005 ("Amendment No. 2"), that certain Amendment Number Three dated May 12, 2005 ("Amendment No. 3"), that certain Amendment Number Four dated September 21, 2005 ("Amendment No. 4"), that certain Amendment Number Five dated November 16, 2005 ("Amendment No. 5") and that certain letter agreement dated December 29, 2005 (the "December 2005 Amendment"). The Amendment amends the Loan and Security Agreement to extend the deadline to deliver certain audited consolidated financial statements to February 28, 2006 for the fiscal year ended March 31, 2004 and to May 31, 2006 for the fiscal year ended March 31, 2005.

     A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as exhibits to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. A copy of Amendment No. 3 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2005, and is incorporated herein by reference. A copy of Amendment No. 4 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on September 26, 2005, and is incorporated herein by reference. A copy of Amendment No. 5 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on November 22, 2005, and is incorporated herein by reference. A copy of the December 2005 Amendment was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on January 9, 2006, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

     On February 2, 2006, the Board of Directors (the "Board") of the Company unanimously approved two amendments to the Company's bylaws, as amended (the "Bylaws"). Section 12 of Article III of the Bylaws was amended to permit unanimous consents of Board members to be made by electronic transmission as well as in writing. Section 15 of Article III of the Bylaws was amended to provide for committee action without a meeting both by unanimous consent in writing and by electronic transmission. The amendments to the Bylaws took effect immediately upon approval by the Board.

     The amendments to the Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.


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Item 9.01     Financial Statements and Exhibits.

      (c)     Exhibits.

              3.1 Amendments to Amended and Restated Bylaws of the Company and Bylaws as amended.

              10.1     Amendment to Loan and Security Agreement.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 7, 2006                     ADVANCED MARKETING SERVICES, INC.

                                                    /s/ Curtis R. Smith
                                             -----------------------------------
                                                      Curtis R. Smith
                                                 Executive Vice President and
                                                   Chief Financial Officer


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